EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment strategy for the EQ/AllianceBernstein Small Cap Growth Portfolio (“Small Cap Growth Portfolio”).

Effective on or about December 1, 2008, the investment strategy for the Small Cap Growth Portfolio will be changed to reflect a 50% weighting in the current actively managed style and 50% in a style that seeks to replicate the performance of a Russell 2000 Index fund (“Index Fund Portion”).

The information in the section “Who Manages the Portfolio” is revised to include the following information regarding an additional Portfolio Manager.

The management of and investment decisions for the Index Fund Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all AllianceBernstein’s Passive Equity Accounts. The Passive Equity Investment Team relies heavily on quantitative tools. Joshua B. Lisser is primarily responsible for day-to-day management of the Index Fund Portion of the Portfolio.

Mr. Lisser is CIO – Structured Equities and is a member of the Blend Solutions team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolio to the extent applicable.